Exhibit 99.2 Quarter FY 2004 January 20, 2004 nd Parker Hannifin Corporation Quarterly Earnings Release 2

Forward Looking Statements The company makes these statements as of the date of this disclosure, and Forward-Looking Statements: Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company’s ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; and global economic factors, including currency exchange rates, difficulties entering new markets and general economic conditions such as interest rates. undertakes no obligation to update them.

EPS Acquisition/Divestiture Update Financial Results Fiscal Year 2004 Outlook Questions & Answers Today’s Agenda

The Non-GAAP Financial Measure This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and divestitures made within the prior four quarters as well as the effects of currency exchange rates on sales. effects of acquisitions and divestitures and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

EPS - 2nd Quarter$0.32 2Q FY03 charges. FY03 2Q EPS was Quarter $0.47 2Q FY04 st 1 FY04 2Q EPS was reduced by $0.02 for business realignment EPS—$0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 reduced by $0.03 for business realignment charges and $0.02 for an equity investment adjustment. Note:

$0.84 FY03 FY03 EPS was YTD as of December 31, 2003 $0.95 FY04 FY04 EPS was reduced by $0.06 for business realignment charges. EPS – $1.00 $0.95 $0.90 $0.85 $0.80 $0.75 reduced by $0.04 for business realignment charges and $0.02 for an equity investment adjustment. Note:

Description Hydraulic pumps & motors Sales $180M Date Pending Acquisitions/Divestitures Name Denison International

FY 2003 $1,517.2 $6.0 $1,511.2 $1,511.2 $1,621.0 6.8% $8.4 $1,612.6 6.7% $79.0 $1,533.6 1.5% FY 2004 Quarter nd 2 Sales – Sales        % change Sales from acquisitions & divestitures Sales without acquisitions & divestitures        % change Currency effects Sales without acquisitions, divestitures & currency        % change

$4.7 (4.7) 2.6 0.0 0.0 0.0 (7.3) (1.7) ($5.6) Business Realignment & Equity Adj. FY 2003 % of Sales 100.0% 83.0% 17.0% 11.7% -1.3% -0.3% -1.5% 3.8% 1.4% 2.5% Quarter $1,517.2 1,258.8 258.4 177.1 (19.4) (3.8) (23.2) 58.1 20.5 $37.6 $3.5 (3.5) 0.1 0.0 0.0 0.0 (3.6) (1.2) ($2.4) nd 2 Business Realignment FY 2004 % of Sales 100.0% 82.1% 17.9% 11.7% -1.1% 0.0% -1.1% 5.0% 1.6% 3.4% $1,621.0 1,331.6 289.4 190.1 (17.3) (0.6) (17.9) 81.4 25.6 $55.8 Business realignment primarily includes severance costs and costs related to the consolidation of Interest expense Interest & other income Income before taxes Income taxes Net income manufacturing product lines. Income Statement – Net sales Cost of sales Gross profit S, G & A Other income (deductions) *

FY 2003 $3,103.1 $10.6 $3,092.5 $3,092.5 $3,207.9 3.4% $13.4 $3,194.5 3.3% $136.4 $3,058.1 -1.1% FY 2004 YTD Sales – Sales        % change Sales from acquisitions & divestitures Sales without acquisitions & divestitures        % change Currency effects Sales without acquisitions, divestitures & currency        % change

$6.2 (6.2) 3.5 0.0 0.0 0.0 (9.7) (2.4) ($7.3) Business Realignment & Equity Adj. FY 2003 % of Sales 100.0% 82.5% 17.5% 11.4% -1.3% -0.1% -1.3% 4.8% 1.6% 3.2% $3,103.1 2,558.7 544.4 353.4 (39.1) (2.2) (41.3) 149.7 51.2 $98.5 YTD Business Realignment $10.4 (10.4) 0.2 0.0 (0.2) (0.2) (10.8) (3.6) ($7.2) FY 2004 % of Sales 100.0% 82.0% 18.0% 11.5% -1.2% -0.1% -1.3% 5.2% 1.7% 3.5% $3,207.9 2,630.4 577.5 370.3 (39.1) (2.1) (41.2) 166.0 53.5 $112.5 Business realignment primarily includes severance costs and costs related to the consolidation of Interest expense Interest & other income Income before taxes Income taxes Net income Income Statement – Net sales Cost of sales Gross profit S, G & A Other income (deductions) * manufacturing product lines.

$0.0 $0.0 $78.5 5.6% $2.9 YTD $1,397.5 $1,397.5 $1,397.5 FY 2003 $0.0 $0.0 $27.4 4.1% $2.1 2nd Qtr $669.9 $669.9 $669.9 -0.7% $9.9 -1.4% $7.8 -1.9% $99.5 7.2% $6.3 YTD $1,388.4 $1,378.5 $1,370.7 FY 2004 5.0% $5.3 4.2% $4.7 3.5% $52.9 7.5% $2.6 2nd Qtr $703.1 $697.8 $693.1 Sales Operating Margin Industrial North America As reported        % change Acquisitions without Acquisitions        % change Currency effects without Acquisitions & Currency        % change As reported        % of sales Business realignment

$739.6 $0.0 $739.6 $0.0 $739.6 $48.9 6.6% $3.0 YTD FY 2003 $0.0 $0.0 $22.3 6.0% $2.2 2nd Qtr $373.9 $373.9 $373.9 $863.7 16.8% $3.6 $860.1 16.3% $105.1 $755.0 2.1% $60.9 7.1% $3.3 YTD FY 2004 18.1% $3.1 17.3% $60.7 1.0% $29.6 6.7% $0.2 2nd Qtr $441.6 $438.5 $377.8 Sales

Operating margin Industrial Rest of World As reported        % change Acquisitions without Acquisitions        % change Currency effects without Acquisitions & Currency        % change As reported        % of sales Business realignment

$552.7 $10.6 $542.1 $0.0 $542.1 $85.2 15.4% $0.9 ($0.8) YTD FY 2003 $6.0 $0.0 $42.7 15.5% $0.5 ($1.0) 2nd Qtr $275.4 $269.4 $269.4 $538.8 -2.5% $0.0 $538.8 -0.6% $3.3 $535.5 -1.2% $64.8 12.0% $0.1 YTD FY 2004 -1.3% $0.0 0.9% $1.8 0.3% $0.0 $30.8 11.3% 2nd Qtr $271.9 $271.9 $270.1 Sales Operating margin Aerospace As reported        % change Acquisitions/Divestitures without Acquisitions/Divestitures        % change Currency effects without Acquisitions & Currency        % change As reported        % of sales Business realignment Divestiture

$309.1 $0.0 $309.1 $0.0 $309.1 $25.0 8.1% $0.3 YTD 2nd Qtr $144.4 $0.0 $144.4 $0.0 $144.4 $10.0 6.9% $0.3 $300.7 -2.7% $0.0 $300.7 -2.7% $6.6 $294.1 -4.9% $28.0 9.3% $0.4 YTD $144.7 0.2% $0.0 $144.7 0.2% $3.9 $140.8 -2.5% $10.4 7.2% $0.3 2nd Qtr Sales Operating margin Climate & Industrial Controls As reported        % change Acquisitions without Acquisitions        % change Currency effects without Acquisitions & Currency        % change As reported        % of sales Business realignment

$104.2 $0.0 $104.2 $0.0 $104.2 $6.3 6.0% $0.0 YTD FY 2003 $53.6 $0.0 $53.6 $0.0 $53.6 $2.5 4.7% $0.0 2nd Qtr $116.4 11.7% $0.0 $116.4 11.7% $13.6 $102.8 -1.3% $9.9 8.5% $0.4 YTD FY 2004 $59.7 11.4% $0.0 $59.7 11.4% $7.7 $52.0 -3.0% $4.2 7.0% $0.4 2nd Qtr Sales Operating margin Other As reported        % change Acquisitions without Acquisitions        % change Currency effects without Acquisitions & Currency        % change As reported        % of sales Business realignment

102.7 27.5 (58.8) (1.7) 15.6 85.3 (42.0) 60.3 6.1 98.6 208.3 Change $ $ $ 35.3 898.9 1,058.6 41.3 87.5 2,121.6 1,674.8 1,079.8 54.5 660.5 5,591.2 2002 $ $ $ 138.0 926.4 999.8 39.6 103.1 2,206.9 1,632.8 1,140.1 60.6 759.1 5,799.5 2003 $ $ $ as of December 31 Balance SheetAssets Assets Current Assets: Cash and cash equivalents Accounts receivable, net Inventories Prepaid exepenses Deferred income taxes Total current assets Plant & equipment, net Goodwill Intangible assets, net Other assets Total assets

Change (544.7) 72.3 38.6 33.0 (400.8) 201.5 427.5 (75.4) 22.3 33.2 208.3 $ $ $ 580.8 371.8 409.1 55.0 1,416.7 773.7 510.2 90.6 128.9 2,671.1 5,591.2 2002 $ $ $ 36.1 444.1 447.7 88.0 1,015.9 975.2 937.7 15.2 151.2 2,704.3 5,799.5 2003 $ $ $ equity as of December 31 shareholders’ and Current liabilities: Notes payable Accounts payable Accrued liabilities Accrued domestic and foreign taxes Total current liabilities Long-term debt Pension and other postretirement benefits Deferred income taxes Other liabilities Shareholders’ equity Total liabilities and shareholders’ equity Balance SheetLiabilities & Shareholders’ Equity Liabilities

98.5 129.8 52.6 (31.9) 11.5 260.5 (2.0) (79.1) 10.4 (70.7) 2.2 (162.6) (41.7) (202.1) 1.3 (11.0) 2002 $ $ $ $ $ $ $ 112.5 127.7 135.3 6.6 (3.9) 378.2 (6.9) (70.7) 11.0 (66.6) 32.6 (409.0) (44.4) (420.8) 1.5 (107.7) 2003 $ $ $ $ $ $ $ for the six months ended December 31 Net cash (used in) financing activities Effect of exchange rate changes on cash Net (decrease) in cash and cash equivalents Statement of Cash Flows Net income Depreciation & amortization Net change in receivables, inventory & payables Net change in other assets & liabilities Other, net Net cash provided by operating activities Acquisitions Capital expenditures Other Net cash (used in) investing activities Common share activity (Payments of) debt, net Dividends

27.2% FY04 2Q FY03 FY02 Debt to Debt Equity FY01 Target FY00 FY99 Financial Leverage 38.0% 36.0% 34.0% 32.0% 30.0% 28.0% 26.0% 24.0% 22.0% 20.0%

O 17 J A J 0 3 O J A J 0 2 O J A J 0 1 O J A J 0 0 O J A J 9 9 O J Current month vs. prior year A J 9 8 O Industrial North America J A J 9 7 O J A J 9 6 O J Parker New Order Rates 30 20 10 0 -10 -20 -30 -40

O 5 J A J 0 3 O J A J 0 2 O J A J 0 1 O J A J 0 0 O J A J 9 9 O J Current month vs. prior year A Industrial R.O.W. J 9 8 O J A J 9 7 O J A J 9 6 O J Parker New Order Rates 30 25 20 15 10 5 0 -5 -10 -15

O 0 J A J 0 3 O J A J 0 2 O J A J 0 1 O J A J 0 0 O J A J 9 9 O Aerospace J A J 9 8 O J A J 9 7 Average last 12 months orders to previous 12 months orders O J A J 9 6 O J Parker New Order Rates 30 20 10 0 -10 -20 -30

-9 O J A J 0 3 O J Current month vs. prior year A Climate & Industrial Controls J 0 2 O J Parker New Order Rates 30 25 20 15 10 5 0 -5 -10 -15 -20

0.0% 16.0% -2.0% -2.0% 7.0% to to to to to 1.0% 13.0% -5.0% -5.0% 4.0% Industrial North America Industrial ROW Aerospace Climate & Industrial Controls Other Sales Growth versus FY 2003 FY 2004 OutlookBusiness Segment

47.0% 45.0% -15.0% 10.0% 75.0% to to to to to 37.0% 35.0% -25.0% 0.0% 65.0% Industrial North America Industrial ROW Aerospace Climate & Industrial Controls Other Operating Income change versus FY 2003 FY 2004 OutlookBusiness Segment

vs. FY 2003 vs. FY 2003 same as FY 2003 + 15% to 20% 5% 32.0% + or—Other Expense (Income) FY 2004 Outlook Corporate Admin. Interest Expense Tax Rate Business Segment

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